UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA		98011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 205-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Performance Bonus Program

On January 29, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Alder Biopharmaceuticals, Inc. reviewed the achievement of company and individual performance goals and other factors deemed relevant by the Committee in determining the amounts earned by our named executive officers under our performance bonus program for 2015. The company performance goals related to advancement of our clinical trials and preclinical programs and financial, business and corporate development objectives. The individual performance goals consisted of a subjective assessment of each named executive officer’s individual contributions to Alder. Dr. Randall C. Schatzman’s annual performance bonus was based solely upon the achievement of company performance goals. The following table sets forth the 2015 performance bonuses, which will be paid during 2016:

Name and Principal Position	2015 Performance Bonus Award
Randall C. Schatzman, Ph.D.	$270,250
President, Chief Executive Officer and Director

John A. Latham, Ph.D.	$176,411
Chief Scientific Officer

Mark J. Litton, Ph.D.	$127,887
Chief Business Officer

Jeffrey T.L. Smith, M.D., FRCP	$157,601
Senior Vice President, Translational Medicine

2016 Performance Bonus Program and Salary Increases

On January 29, 2016, the Committee approved annual base salaries and target bonus percentages for our 2016 performance bonus program for our named executive officers. The 2016 annual performance bonuses for each named executive officer, other than Dr. Schatzman, will be based upon the achievement of company performance goals (50%) and individual performance goals (50%). Dr. Schatzman’s annual performance bonus will be based solely upon the achievement of company performance goals. The company performance goals will be established by the Board of Directors at a later date. The individual performance goals will consist of a subjective assessment of each named executive officer’s individual contributions to Alder. The following table sets forth the base salary and target performance bonus percentages for 2016:

Name and Principal Position	2016 Base Salary	2016 Target Performance Bonus as Percentage of Base Salary
Randall C. Schatzman, Ph.D.	$525,000	55%
President, Chief Executive, Officer and Director

John A. Latham, Ph.D.	$405,745	40%
Chief Scientific Officer

Mark J. Litton, Ph.D.	$365,097	35%
Chief Business Officer

Jeffrey T.L. Smith, M.D., FRCP	$398,552	35%
Senior Vice President, Translational Medicine

Additional information regarding compensation of our named executive officers, including the factors considered by the Compensation Committee in determining compensation, will be included in the proxy statement for the company’s 2016 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: February 3, 2016	By:	Randall C. Schatzman
Randall C. Schatzman, Ph.D.
President and Chief Executive Officer